UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2023
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 W Chicago Avenue	60654
Suite 400	(Zip Code)
Chicago
Illinois	(312)	334-1579
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 406 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
As previously reported in Groupon, Inc.’s (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2022, the parties in four pending stockholder derivative actions entered into a Stipulation of Compromise and Settlement (“Stipulation”) to settle those cases. On April 13, 2023, the Company will also post a link on its investor relations website (http://investor.groupon.com) to access this Current Report on Form 8-K with the Stipulation and the Notice of Proposed Settlement of Stockholder Derivative Action (the “Notice”). A hearing is scheduled for June 12, 2023, to obtain final approval of the settlement which, if approved (subject to any appellate review), will fully resolve the Delaware Court of Chancery actions by dismissing all asserted claims with prejudice and release all claims against the defendants related to the allegations in those actions. The Stipulation requires the Company to undertake certain corporate reforms. The parties have not reached an agreement on reasonable plaintiffs’ attorneys fees or a service award to be paid as part of the settlement. Any fee or award would be covered by the Company’s directors and officers insurance policies. Any objections to the settlement, attorneys’ fees, or service awards must be filed in writing with the Delaware Court of Chancery by May 22, 2023.

The foregoing descriptions of the Stipulation and Notice do not purport to be complete and are qualified in their entirety by reference to the Stipulation and Notice which, as required by the scheduling order, the Company is attaching as Exhibits 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K, and such exhibits are incorporated herein by reference. The contents of the Company’s corporate website shall not be deemed to be incorporated by reference into this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
99.1	Stipulation of Compromise and Settlement*
99.2	Notice of Proposed Settlement of Stockholder Derivative Action*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The information in Exhibits 99.1 and 99.2 is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: April 13, 2023
By: /s/ Dusan Senkypl Name: Dusan Senkypl Title: Interim Chief Executive Officer